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December 15, 1999


The information below supplements Massachusetts Mutual Life Insurance Company's Panorama variable annuity contract Prospectus dated May 1, 1999. Please place this supplement with your prospectus and retain it for future reference.

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                                    PANORAMA
                       Supplement dated December 15, 1999
                       to the Prospectus dated May 1, 1999

The Panorama Prospectus is amended as follows:

The following two paragraphs are added as the last two paragraphs under the Contingent Deferred Sales Charge section on page 17:

Owners of certain TSA, IRA, or non-qualified Panorama deferred variable annuity contracts may exchange these contracts for a Panorama Premier contract issued by us in New York and New Jersey and issued by our wholly-owned subsidiary, C.M. Life Insurance Company, in all other jurisdictions. If the Panorama contract is beyond the contingent deferred sales charge period at the time of the exchange, the contract value exchanged will not be subject to a contingent deferred sales charge under either the Panorama contract or the Panorama Premier contract. If the Panorama contract is within the contingent deferred sales charge period at the time of the exchange, we will not assess a contingent deferred sales charge under the Panorama contract on the contract value exchanged to a Panorama Premier contract. However, a contingent deferred sales charge may be assessed under the Panorama Premier contract. The Panorama Premier contingent deferred sales charge percentage on the exchanged contract value will be determined by treating the exchanged contract value as if it were received as a Panorama Premier payment on the issue date of the original Panorama contract. After the exchange is complete, any additional payments made to the Panorama Premier contract will be subject to the Panorama Premier contingent deferred sales charge.

The Panorama to Panorama Premier exchange program may not be available in all states. We have the right to terminate this exchange program at any time. If you want more information about this exchange program, contact your agent or us at our Annuity Service Center (800) 366-8226.



December 15, 1999